SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 24, 2007

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

              Nevada                                           0-7246                                        95-2636730

(State or Other Jurisdiction                       (Commission                                (IRS Employer

           of Incorporation)                                    File Number)                                Identification No.)

120 Genesis Boulevard, Bridgeport, WV  26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 304-842-3597

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

no change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company amended Article VIII of the Company's By-Laws (the "By-Laws"), effective as of March 24, 2007, to allow for the issuance of uncertificated shares.  By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.  The amendment to the By-Laws also provides that each registered shareholder shall be entitled to a stock certificate upon written request to the transfer agent or registrar of the Company.

The full text of the By-Laws, as amended, is filed as Exhibit 3.1 to this Form 8-K Current Report, and amended Article VIII thereof is incorporated herein by reference.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 3.1:  By-Laws, Effective through March 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:       April 2, 2007

By:          /s/ Richard McCullough

                Richard McCullough

                Chief Financial Officer